SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): August 15, 1996.



                              Immune America, Inc.
             (Exact name of registrant as specified in its charter)


       NEVADA                    33-10281                      75-2641513
(State or Other
Jurisdiction                (Commission File No.)           (I.R.S. Employer
of incorporation                                            Identification No.)
 or organization)



              12342 Roscoe Boulevard, Sun Valley, California 91352
               (Address of principal executive offices, zip code)



       Registrant's telephone number, including area code: (818) 767-5863









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                           Current Report on Form 8-K

                              Immune America, Inc.


Item 1.  Changes in Control of Registrant.

         On August 15, 1996, there occurred a change in control of Immune America, Inc., a Nevada corporation (the "Company"). Little and Company Investment Securities, a Texas Corporation ("LCIS"), a company owned by Mr. Glenn A. Little, purchased, from the Company, 15,000,000 shares of the Company's Common Stock for $15,000 in cash, pursuant to a Subscription Agreement. The cash utilized by LCIS to acquire such shares came from LCIS's working capital and not from the proceeds of a loan or other arrangement. As a result of such transaction, LCIS owns 51.69% of the currently outstanding shares of Common Stock of the Company. There is no existing arrangement or understanding between LCIS, or any of its affiliates, and the Company, or any of its affiliates, with respect to the election of directors or any other matter. LCIS has indicated to the Company that it does not expect to effect a change in the Company's management for the foreseeable future.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

                              IMMUNE AMERICA, INC.



Dated: September 16, 1996                      By: /s/ Elizabeth Huntley
                                                   ---------------------
                                                   Dr. Elizabeth Huntley
                                                   President




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                                INDEX TO EXHIBITS


                       Exhibit No. Description of Exhibit

   10.1          Subscription Agreement between Registrant and
                 Little and Company Investment Securities, dated
                 August 15, 1996



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                                  Exhibit 10.1


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                             SUBSCRIPTION AGREEMENT



                            SALE OF 15,000,000 SHARES
                               OF COMMON STOCK OF
                              IMMUNE AMERICA, INC.




















                              Immune America, Inc.
                             12342 Roscoe Boulevard
                          Sun Valley, California 91352







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SUBSCRIPTION AGREEMENT





Immune America, Inc.
12342 Roscoe Boulevard
Sun Valley, California 91352



Ladies and Gentlemen:

1. Subscription. The undersigned, Little and Company Investment Securities, hereby subscribe for and agree to purchase 15,000,000 shares of Common Stock (the "Shares") of Immune America, Inc. (the "Company"), at a price equivalent to $0.001 per share for a total sum of $15,000. Simultaneously with the execution of this Subscription Agreement, the undersigned are submitting payment of the purchase price in the amounts set forth on the signature pages below, in the form of a check (the "Payment") payable to Immune America, Inc..

2. Acceptance of Subscription. The undersigned acknowledge that the Company has the right to accept or reject this subscription, in whole or in part, and that this Subscription shall be deemed to be accepted by the Company only when it is signed by the Company.

3.  Representations,   Warranties,   and  Covenants  of  the  Undersigned.   The
undersigned hereby represent and warrant to and covenant with the Company, its agents and employees as follows:

(a) The undersigned understand that sale of the Shares to the undersigned are being made by the Company pursuant to Sections 3(b) and 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and/or Regulation D promulgated thereunder and applicable state securities laws. The undersigned understand that the Shares will not be registered under the Securities Act in reliance upon the exemptions from registration provided by Sections 3(b) and 4(2) of the Securities Act and/or Regulation D.

(b) The undersigned have adequate means of providing for their current needs and possible personal contingencies, and they have no need, and anticipate no need in the foreseeable future, to sell the Shares for which they hereby subscribe. They are able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, they are able to hold the Shares for an indefinite period of time and have sufficient net worth to sustain a loss of their entire investment in the Company if such loss should occur.


(c) The undersigned have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Company.


(d) The undersigned confirm that all documents, records and books pertaining to this proposed investment in the Company have been made available to them.


(e) The undersigned have had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on the Company's behalf, concerning the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of the undersigned





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Page 2.




(f) The Shares for which the undersigned hereby subscribe will be acquired for their own account for investment and not with the view toward resale or redistribution in a manner which would require registration under the Securities Act. .

(g) The undersigned represent that it has been called to their attention by those individuals with whom they have dealt in connection with their investment in the Company, that their investment in the Company involves a high degree of risk which may result in the loss of the total amount of their investment.


(h) The undersigned are not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio, or presented at any seminar or meeting or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally.


(I) The undersigned are now bona fide residents of the state set forth in this Subscription Agreement and the address and social security number or federal tax identification number set forth in this Subscription Agreement are their true and correct residence and social security numbers or federal tax identification numbers. The undersigned have no present intention of becoming a resident of any other state or jurisdiction. If the undersigned is a corporation, partnership, trust or other form of business organization, it represents and warrants that it was formed under the laws of, and its principal place of business is within, such state, and that it was not organized for the purpose of acquiring the Shares.


(j) The undersigned represent that they have made other investments of a similar nature and, by reason of their business and financial experience and the business and financial experience of those persons they have retained to advise them with respect to their investment in the Company, have acquired the capacity to protect their own interest in investments of this nature. In reaching the conclusion that they desire to acquire the Shares, the undersigned have carefully evaluated their financial resources and investment position and the risks associated with this investment and acknowledge that they are able to bear the economic risks of the investment.


4. Limitations on Transfer of the Shares. The undersigned acknowledge that they are aware that there are substantial restrictions on the transferability of the Shares. Since the Shares will not be, and the undersigned has no right to require that they be registered under the Securities Act or any applicable state securities laws, the Shares may not be, and the undersigned agree that they shall not be, sold unless the Shares are registered under the Securities Act or such sale is exempt from such registration under the Securities Act and any other applicable state securities laws or regulations. The undersigned further acknowledge that the Company is under no obligation to aid them in obtaining any exemption from such registration requirements. The undersigned also acknowledge that they shall be responsible for compliance with all conditions on transfer imposed by any securities administrator of any state and for any expenses incurred by the Company for legal or accounting services in connection with reviewing such a proposed transfer and/or issuing opinions in connection therewith.


5. Compliance with Securities Laws. The undersigned agree that the Shares shall not be sold, pledged, hypothecated or otherwise transferred unless the Shares are registered under the Securities Act and applicable state securities laws or are exempt therefrom.






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Page 3


                           CORPORATION SIGNATURE PAGE


   Execution of this Signature Page constitutes execution of the Subscription Agreement.

        I . The undersigned CORPORATION hereby certifies that its duly authorized officer has read and understands the Subscription Agreement, and the representations and warranties herein are accurate on the date hereof.


        2. The undersigned CORPORATION hereby represents and warrants that the officer(s) executing the Subscription Agreement on behalf of the undersigned CORPORATION has (have) been duly authorized by the terms of the CORPORATION instrument of the undersigned CORPORATION to acquire the Shares and execute the Subscription Agreement on behalf of the undersigned CORPORATION, and, further, that the undersigned CORPORATION has all requisite authority to acquire such Shares and enter into the Subscription Agreement.


IN WITNESS WHEREOF, the undersigned CORPORATION has caused its duly authorized officer to execute this Subscription Agreement.


Number of Shares subscribed                                   15,000,000

Investment in the Company
(Number of  Shares x $0.001 for each Share purchased)            $15,000

Little and Company Investment Securities, a Texas Corporation
The Little and Company Building
211 West Wall
Midland, Texas 79701                      Tax identification number: 75-1682844
                                          -------------------------------------




________/s/____________________________

Glenn A. Little, President


ACCEPTED BY:
Immune America, Inc.




__________/s/__________________________

Dr. Elizabeth Huntley
President





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                              IMMUNE AMERICA, INC.
                     UNANIMOUS CONSENT OF BOARD OF DIRECTORS
                           IN LIEU OF SPECIAL MEETING




The undersigned, being all the members of the Board of Directors of Immune America, Inc. ("Company"), a Nevada corporation, do hereby consent that when all the Directors have signed this Consent, or an exact counterpart hereof, the Resolutions hereinafter set forth shall be deemed to have been adopted to the same extent and shall have the same force and effect as if adopted at a formal special meeting of the Directors of the Company, duly called and held for the purposes of acting upon proposals to adopt the following Resolutions:

WHEREAS, the Company has received subscriptions from Little and Company Investment Securities to purchase 15,000,000 shares of the Company's Common Stock, for $15,000. or approximately $.001 per share;

WHEREAS, the Board of Directors is of the opinion that it is in the best interest of the Company to accept the above described subscriptions and to consummate the sale of 15,000,000 shares of the Company's Common Stock for an aggregate of $15,000;

NOW, THEREFORE, BE IT RESOLVED, that the offers of the aforesaid subscribers to purchase the number of shares of Common Stock as set forth above, be, and they are hereby, accepted and approved;

RESOLVED FURTHER, that the Chief Executive Officer, President and Secretary of the Company be, and they are hereby, authorized and empowered to issue to each of the aforementioned subscribers a stock certificate in the name of the subscriber with the corresponding number of shares of the Common Stock of the Company as purchased by said subscriber;

RESOLVED FURTHER, that the Chief Executive Officer, President and Secretary of the Company be, and they are hereby, authorized, empowered and directed to do, undertake and perform any and all actions or acts necessary, appropriate or advisable to accomplish and effectuate the intents and purposes of these resolutions, including without limitation, receiving the aforesaid consideration and the issuance and delivery of certificates evidencing the aforesaid sales of the shares of the Company's Common Stock.


Board of Directors:





___________/s/______________                  ___________/s/___________________
Dr. Elizabeth Huntley                         Michael R. Moore








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